UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
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        Date of Report (Date of earliest event reported): March 31, 2006

               MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
                                Initial Depositor
             (Exact name of Registrant as specified in its charter)

                           Software HOLDRS (SM) Trust
                      [Issuer with respect to the receipts]

           DELAWARE                        001-16141              13-5674085
(State or other jurisdiction of     Commission File Number     (I.R.S. Employer
        incorporation)                                       Identification No.)

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                                250 Vesey Street
                            New York, New York 10281
              (Address of principal executive offices and zip code)

                          (212) 449-1000 (Registrant's
                     telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01      Other Events

As a result of the merger of Micromuse Inc. (NASDAQ ticker "MUSE" ) and IBM, Micromuse Inc. will no longer be an underlying constituent of the Software HOLDRS Trust. For each share of Micromuse Inc. held, shareholders received $10.00 in cash. For the 2 shares of Micromuse Inc. per 100 shares round lot of Software HOLDRS, The Bank of New York received $20.00 and distributed the cash at a rate of $0.20 per depositary share of "SWH" on February 24, 2006.



Item 9.01.     Financial Statements and Exhibits

               (c)  Exhibits

                    99.1 Software HOLDRS Trust Prospectus Supplement dated March 31, 2006 to Prospectus dated February 17, 2006.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 MERRILL LYNCH, PIERCE, FENNER &
                                                   SMITH INCORPORATED


Date:  May 12, 2006                        By:       /s/ Satyanarayan R. Chada
                                                 -------------------------------
                                                 Name:   Satyanarayan R. Chada
                                                 Title:  First Vice President

                                  EXHIBIT INDEX

Number and Description of Exhibit
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(99.1) Software HOLDRS Trust Prospectus Supplement dated March 31, 2006 to
       Prospectus dated February 17, 2006.




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